EXHIBIT 10.1

Dated September 26, 2016

ZE WU XUAN

(as Vendor)

and

GLORYWIN ENTERTAINMENT GROUP INC

(as Purchaser)

_______________________________________________

SALE AND PURCHASE AGREEMENT

relating to

 the entire issued share capital of

 TOP HONESTY BIOMASS SDN BHD

_______________________________________________

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THIS SALE AND PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 26th of September, 2016, by and between

(1)	ZE WU XUAN, an individual holding the People's Republic of China’s passport, (the "Seller"); and

(2)	GLORYWIN ENTERTAINMENT GROUP INC, a company incorporated in States of Nevada and whose registered address at 20/F, AIA Tower, 251A-301 Avenida Comercial De Macau, Macau (the "Buyer").

RECITALS:

(A)	TOP HONESTY BIOMASS SDN BHD (the “Target Company”) is a private company incorporated in Malaysia with limited liability, which involved in manufacturing of activated carbon. The Seller is the beneficial owner of the Target Company, who controls the entire issued share capital of the Target Company (the “Sale Shares”).

(B)	The Seller has agreed to sell and the Buyer has agreed to purchase the Sale Shares on the terms as hereinafter appearing.

IT WAS AGREED as follows:

1.	SALE AND PURCHASE

Subject to the terms and conditions hereof, Seller agrees to sell, assign, transfer, convey and deliver to Buyer and Buyer agrees to purchase from Seller the Sale Shares.

2.	COMPLETION CONDITIONS

Completion is upon:

(a)	The Seller has officially and legally transfer the entire Sale Shares to the Buyer.

(b)	The Buyer has paid to the Seller the full consideration for the Sale Shares.

3.	CONSIDERATION

The consideration for the sale and purchase of the Sale Shares shall be 51,200,000 shares of the Company’s common stock.

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4.	REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller hereby make the following representations and warranties to the Buyer, which may be relied on by any subsequent Purchaser of the Purchaser’s capital stock and their counsel:

4.1.	Seller are the record and beneficial owner of the Target Company free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind. Seller have the absolute right to sell and transfer the Sale Shares to the Buyer as provided in this Agreement without the consent of any other person or entity. Upon transfer of the Sale Shares to Buyer hereunder, Buyer will acquire good and marketable title to the Sale Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another other than pursuant to applicable securities laws and regulations.

4.2.	Seller has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Seller in connection with the execution and performance by the Seller of this Agreement or the execution and performance by the Seller of any agreements, instruments or other obligations entered into in connection with this Agreement.

4.3.	There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Seller’s knowledge, threatened against the Seller or any of Seller’s properties. There is no judgment, decree or order against the Seller that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

4.4.	There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to the Seller’s knowledge, threatened against the Seller or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the Seller’s knowledge, threatened against the Seller.

4,5.	The Seller have complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business. References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

4.6.	Legends. The Seller understands that the certificates representing the common stock to be received as Consideration bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, GENERALLY ACCEPTABLE TO COMPANY’S COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.”

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[SHOULD INCLUDE ALL THE REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT AND BOOKS AND ACCOUNTS OF THE COMPANY AS NON-SHELL, TAX FILINGS ETC. PLEASE REFER TO THE TEMPLATES USED BY SRFF WHICH ALREADY HAVE BEEN APPROVED BY THE PURCHASERS. WE CANNOT PROCEED WITH THIS VERSION AS THE BUYERS CANNOT BE GUARANTEED IN THE FUTURE THAT THE COMPANY IS SUITABLE FOR FURTHER UPLISTING TO NASDAQ CAPITAL MARKET OR ANOTHER MAIN BOARD]

5.	REPRESENTATIONS AND WARRANTIES OF BUYER

5.1	The Buyer hereby represents and warrants to the Seller that Buyer has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out their obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Buyer in connection with the execution and performance by the Buyer of this Agreement or the execution and performance by the Buyer’s representative of any agreements, instruments or other obligations entered into in connection with this Agreement.

6.	LEGAL COSTS

Each party shall bear its own legal costs and expenses and stamp duties incurred by it in connection with this Agreement.

9.	GOVERNING LAW AND JURISDICTION

9.1	This Agreement is governed by and shall be interpreted in accordance with the laws of the State of Nevada.

IN WITNESS whereof this Sale and Purchase Agreement has been duly signed on the day and year first above written.

[Remainder of this page has been intentionally left blank. Signature page follows.]

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EXECUTION PAGE

The Seller

Signed by ZE WU XUAN Passport No. In his own capacity and As beneficiary owner, for and behalf of Top Honesty Biomass Sdn Bhd	) ) ) ) ) )	/s/ Ze Wu Xuan
Signature

The Buyer

Signed by Eng Wah KUNG Passport No. A22596919 As CEO, for and on behalf of Glorywin Entertainment Group Inc	) ) ) ) )	/s/ Eng Wah KUNG
Signature

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